SUPPLEMENT DATED MAY 1, 2008
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 1 NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT A

In the "Distribution of the Contracts" section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

Please retain this supplement with your prospectus for future reference.

Compass 1 (NY) 5/08